EXHIBIT (99)
                     HERITAGE FINANCIAL HOLDING CORPORATION

                    Certification of Period Financial Report
                       Pursuant to 18 U.S.C. Section 1350

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Heritage Financial Holding Corporation (the "Company") certifies that the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in that Form 10-Q fairly presents, in all material respects the financial condition and results of operations of the Company.


Date:   August 19, 2002        By:  /s/ Harold B. Jeffreys
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                                  Harold B. Jeffreys
                                  Interim President and Chief Executive Officer



Date:   August 19, 2002        By: /s/ Thomas E. Hemmings
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                                  Thomas E. Hemmings
                                  Chief Financial Officer


     This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose